EXHIBIT 99.1

 September, 2018Nasdaq: ASPU  1

    2  Safe Harbor Statement  Certain statements in this presentation and responses to various questions include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding USU’s future role with family nurse practitioner’s, projected gross margins, assumptions regarding LTV, and our low customer acquisition costs and teaching costs creating favorable gross margins, and our projected annual revenue rate per campus. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the continued effectiveness of our online marketing, the ability to hold academic teaching costs in line, how students react to our hybrid pre-licensure BSN program over time, and the Company’s ability to enter into partnerships with health care organizations to establish new campuses and/or finance those campuses. Further information on our risk factors is contained in our filings with the SEC, including the 10-K dated July 13, 2018. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Regulation G - Non-GAAP Financial Measures This presentation includes a discussion of Adjusted EBITDA, a non-GAAP financial measure. Certain information regarding these non-GAAP financial measures (including reconciliations to GAAP) is provided on the Investor Relations section of the Aspen website at www.aspu.com.

Aspen Group: Why We Are A Compelling Investment

- Disruptive business model (monthly payment plans, no interest) with outstanding student outcomes

- Best-in-Class EdTech infrastructure (Proprietary SIS & CRM, integrated with D2L)

- Recurring revenue model (monthly payments over multiple years, over $35mm contractual value among >5,100 students or >70% of total active student bodies)

- Unprecedented LTV/CAC ratios (5.8X – 10X)

- Already proven business model

- Proven management team

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ASPEN GROUP INC.

    4  Aspen Group’s Disruptive Business Model:“Making College Affordable”  Offer world class online education at half the cost of our competitors; committed to cash-based, monthly payment plans (no interest)Aspen University Nursing program’s overall graduation rate is 63% Online Bachelor-level students pay $250/month Online Master-level students pay $325/monthOnline Doctoral-level and MSN-FNP students pay $375/month

           5  Student Information System  Data Warehouse  CRM System  Classroom (D2L)  Best-In-Class EdTech Stack  Student Portal

    6  CRM System Delivers Breakthrough Functionality  Built to achieve highest enrollment conversion rates through recommendation engine algorithmInnovating in student services to drive higher persistence rates; alert Academic Advisors of ‘At-Risk’ events in real-time (launch Spring, 2019) Academic Financial Time Management Personal Etc.

    7  Recurring Revenue Model  5,168 students at Aspen U & USU are using a monthly payment method; total value of monthly payment plan contracts exceeds $35 million*An additional 351 Aspen University graduates remain on Monthly Payment Plans as of 8/31/18 (~$120,000/mo.) *As of 7/31/18

    8  Unprecedented LTV/CAC Ratios

    9  Proven Business Model  Aspen Group AEBITDA profitable from July 2016 (Q1 FY’17) to October 2017 (Q2 FY’18)Following acquisition of USU in December 2017, Aspen University remains AEBITDA profitable

Proven Management Team

Michael Mathews, Chairman & CEO

-Former CEO of Interclick (Nasdaq: ICLK, 2007-2011), sold to Yahoo! in 2011 for $270mm

-Former Operating Exec of CKS Partners (Nasdaq: CKSG, 1994-1998), sold to USWeb in 1998 for $344mm

Dr. Cheri St. Arnauld, Chief Academic Officer

-Former CAO of Grand Canyon University (Nasdaq: LOPE, 2007-2012)

Joseph Sevely, Chief Financial Officer

-Former CFO of Cutwater Asset Management (2010-2015), $22 billion AUM, sold to The Bank of New York Mellon

Gerard Wendolowski, Chief Operating Officer

-Former VP, Marketing of Atrinsic (Nasdaq: ATRN, 2008 -2011)

Dr. Anne McNamara, Chief Nursing Officer (Aspen University)

-Former CNO of Grand Canyon University (Nasdaq: LOPE, 2007-2014); History of 90%+ NCLEX scores at GCU under Dr. McNamara's leadership

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ASPEN GROUP INC.

    11  Equity Snapshot   Closed on $23mm equity raise on April 23, terminated $10mm credit facility following day Cash on hand ~$9.9mm (9/10/18)  As of 9/21/18    Ticker on Nasdaq:  ASPU  Share Price:  $7.17  52 Week Range:  $5.85 - $9.61  Market Cap:  $131 Million  Shares Outstanding :  18.3 Million  Mgmt & BOD Ownership:  19%

 Appendix  12

 Q1 FY’19 KPI Results—Enrollments  13  *Included doctoral enrollments     Q1’18  Q2’18  Q3’18  Q4’18  Q1’19  EAs  Enrolls/Month/EA  Aspen (Nursing + Other)  862*  1,044*  972*  980  882  51  5.8  Aspen (Doctoral)        116  118  5  7.9  USU (FNP + Other)        177  221  11  6.7  Aspen (Pre-Licensure BSN, AZ Campus)          93  3  10.3  NEW ENROLLMENT METHODOLOGY (Unconditional Accepts only)   Total  862  1,044  972  1,273  1,314  70

 KPI Results—Student Body  14  *Active Degree-Seeking Students” are defined as degree-seeking students who were enrolled in a course during the quarter reported, or are registered for an upcoming course.

 Q1 Fiscal Year 2019 Results  15  For the Quarter Ended April 30, 2018        Revenues       $ 7,221,305   Operating expenses          Cost of revenues      3,752,392     General and administrative     5,824,132     Depreciation and amortization     498,105          10,074,629           Operating loss from operations       (2,853,324)  Other income (expense):          Other income    56,104     Interest expense     (40,353)         -         16,048  Loss from operations before income taxes       (2,837,276)  Income tax expense (benefit)       -   Net loss       $ (2,837,276)  Adjusted EBITDA       $ (1,778,348)

 Net (Loss)/Income, Adjusted EBITDA and EPS  16     Consolidated  AGI  AU  USU  Net (Loss)/Income   $ (2,837,276)   $ (1.90M)  $ 0.21M   $(1.15M)            Adjusted EBITDA   $ (1,778,348)   $ (1.49M)  $ 0.52M   $(0.81M)            Net Loss Per Share  ($0.15)

 Subsidiary KPIs—Q1 FY’19 Ratios  17     AGI Consolidated    AU  USU  Revenues   $7,221,305   70% YOY               Ratios as a Percentage of AU Revenue  Ratios as a Percentage of USU Revenue   Instructional costs   $1,564,936      19%  33%                Marketing costs   $2,187,456      27%  26%                Gross Profit   $3,309,768      51%  40%                General & Administrative expenses  $5,824,132    46%  111%

    18  Targeting Four Growth Vectors

    19  Growth Vector 1: RNs - Fully OnlineRN to BSN & MSN    RNs (post-licensure):BSN & MSN2.9mm RNs in U.S. Today65,000 Starts per Annum(TAM: - $478mm)**Assumes Aspen’s $7,350 LTV

    20  Aspen University Capturing ~2%Of BSN Completion Starts   Approximately 140K RNs currently enrolled in BSN Completion programs; or approx. 50,000 new enrolls/year

    21  Growth Vector 2: Pre-Licensure BSN Hybrid Online/Campus Program     Pre-Licensure BSN Program:(Hybrid Online/Campus Program)100,000 Pre-Licensure BSN Startsper Annum(TAM: - $3B)**Assumes an $30,000 LTV

Aspen University Pre-Licensure BSN: Launched First campus in Phoenix in July, 2018

- **3-Year BSN program is 120 credits – 69% online, 31% on ground**
- **Approved by the AZ BON, AZPPSE, State of Colorado, DEAC**
- **Have clinical partnerships in PHX (Maricopa Integrated Health System, Honor Health, Phoenix Children's Hospital)**
- **Unique compared to other 120-credit pre-licensure BSN programs**
  - Majority of courses online
  - Total cost of attendance (tuition + fees) <$50,000
  - 9 strategically placed seminars throughout program
    - Attitudes and behaviors
    - Connecting all content together with experts
- **First Semester (and academic year) already at capacity; just announced night/weekend program starting January, 2019**

Forecasting $10mm+ Annual Revenue Run Rate Per Campus, 4-5 Years Out

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ASPEN GROUP INC.

23  Growth Vector 3: Doctoral Students – Fully Online     Doctoral Programs (Fully Online):55,000 Graduates per Annum14% Online Students or ~8K/yr.(TAM: - $100mm)**Assumes Aspen’s $12,600 LTV

    24  Growth Vector 4: RNs – MSN/FNP Hybrid Online Program   USU to become the university of choice for preparing six-figure Nurse Practitioners ($27K: $375 for 72 months)    RNs (post-licensure):MSN-Family Nurse Practitioner (Hybrid Online Program)234,000 NPs in U.S. Today (8% oftotal RNs)30,000 Starts per Annum (online/hybrid and campus-based programs) (TAM: - $535mm)**Assumes USU’s $17,820 LTV

 Net Loss to Adjusted EBITDA Reconciliation(Q1 FY’19)  Net Loss ($2,837,276)Interest Expense 40,353 Depreciation & Amortization 498,105 EBITDA (2,298,818) Bad Debt Expense 121,805Stock-Based Compensation 209,976Non-recurring Charges 188,689Adjusted EBITDA (Loss) ($1,778,348)  25